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                                                                    EXHIBIT 24.1


                          REGIONS FINANCIAL CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to stock options issued under stock option plans of Morgan Keegan, Inc. assumed by the Corporation, and to sign any and all amendments to such Registration Statements.


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      SIGNATURE                           TITLE                            DATE
--------------------------    ------------------------------         ----------------
/s/ Carl E. Jones, Jr.
--------------------------     President and Chief Executive         January 17, 2001
Carl E. Jones, Jr.                 Officer and Director
                               (principal executive officer)

/s/ Richard D. Horsley
--------------------------     Vice Chairman of the Board and        January 17, 2001
Richard D. Horsley              Executive Financial Officer
                                       and Director
                               (principal financial officer)
/s/ D. Bryan Jordan
--------------------------     Executive Vice President and          January 17, 2001
D. Bryan Jordan                        Comptroller
                              (principal accounting officer)

/s/ Sheila S. Blair
--------------------------              Director                     January 17, 2001
Sheila S. Blair

/s/ James B. Boone, Jr.
--------------------------              Director                     January 17, 2001
James B. Boone, Jr.

/s/ James S.M. French
--------------------------              Director                     January 17, 2001
James S.M. French


--------------------------              Director                     January 17, 2001
Olin B. King

/s/ J. Stanley Mackin
--------------------------       Chairman of the Board               January 17, 2001
J. Stanley Mackin                     and Director

/s/ Michael W. Murphy
--------------------------              Director                     January 17, 2001
Michael W. Murphy

/s/ Henry E. Simpson
--------------------------              Director                     January 17, 2001
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
--------------------------              Director                     January 17, 2001
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
--------------------------              Director                     January 17, 2001
W. Woodrow Stewart

/s/ John H. Watson
--------------------------              Director                     January 17, 2001
John H. Watson

/s/ C. Kemmons Wilson, Jr.
--------------------------              Director                     January 17, 2001
C. Kemmons Wilson, Jr.
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